Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
INCOME TAXES
NOTE 4 - INCOME TAXES

Greenkraft uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During fiscal  2013, we incurred net losses and, therefore, had no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $1,742,000 at December 31, 2013, and will expire beginning in the years  2031.

At  December 31, 2013 and 2012, deferred tax assets consisted of the following:

	2013	2012
Deferred tax assets	592,429	309,916
Less: Valuation allowance	(592,429)	(309,916)

Net deferred assets	-	-